SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(D) OF
                     THE SECURITIES AND EXCHANGE ACT OF 1934

                          Date of Report: July 27, 1999

                        (Date of earliest event reported)



                        VIDIKRON TECHNOLOGIES GROUP, INC.

     ----------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                      34-19218                13-3499909
----------------------------    ------------------------  ----------------------
(State or other jurisdiction    (Commission File Number)     (IRS Employer
     of incorporation)                                    Identification Number)

One Evertrust Plaza, 11st Floor, Jersey City, New Jersey            07302
--------------------------------------------------------          ----------
(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code: (201) 938-0099
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Item 5.     Other Events

            On July 27, 1999, the Registrant issued a press release, a copy of which is attached hereto as Exhibit 99.1, announcing PNC Bank action regarding the Registrant's U.S. operating subsidiary and Registrant's following steps.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits

            (c)   Exhibits.

                  99.1 Press release of the Registrant, dated July 27, 1999.

            Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned herewith duly authorized.

Date: July 28, 1999                    VIDIKRON TECHNOLOGIES GROUP, INC.
                                       (Registrant)

                                            By: /s/ Phillip Siegel
                                                --------------------------------
                                                Phillip Siegel
                                                Chairman and CEO

                                  EXHIBIT INDEX

Exhibit

99.1   Press release of the Registrant, dated July 27, 1999.